UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number   811-04760

DWS Advisor Funds
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
(Name and Address of Agent for Service)

Date of fiscal year end:                                           10/31

Date of reporting period:                                        10/31/2010

ITEM 1.	REPORT TO STOCKHOLDERS

OCTOBER 31, 2010 Annual Report to Shareholders

DWS Short Duration Fund

Contents
4 Performance Summary
7 Information About Your Fund's Expenses
9 Portfolio Management Review
13 Portfolio Summary
14 Investment Portfolio
27 Statement of Assets and Liabilities
29 Statement of Operations
30 Statement of Changes in Net Assets
31 Financial Highlights
36 Notes to Financial Statements
49 Report of Independent Registered Public Accounting Firm
50 Tax Information
51 Investment Management Agreement Approval
55 Summary of Management Fee Evaluation by Independent Fee Consultant
59 Board Members and Officers
63 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. In the current market environment, mortgage backed securities are experiencing increased volatility. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2010
Average Annual Total Returns as of 10/31/10
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	4.50%	1.85%	2.87%	3.36%
Class B	3.72%	1.08%	2.12%	2.64%
Class C	3.73%	1.09%	2.13%	2.63%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	1.62%	0.90%	2.30%	3.08%
Class B (max 4.00% CDSC)	0.72%	0.46%	1.95%	2.64%
Class C (max 1.00% CDSC)	3.73%	1.09%	2.13%	2.63%
No Sales Charges
Class S	4.75%	2.13%	3.06%	3.44%
Institutional Class	4.76%	2.10%	3.07%	3.54%
Barclays Capital 1-3 Year Government/Credit Index+	3.23%	4.57%	4.75%	4.60%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2010 are 1.10%, 1.89%, 1.81%, 0.77% and 0.76% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class A, B and C shares for the period prior to their inception on February 28, 2003 and for Class S shares for the period prior to its inception on February 1, 2005 are derived from the historical performance of Institutional Class shares of DWS Short Duration Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Short Duration Fund — Class A [] Barclays Capital 1-3 Year Government/Credit Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ Barclays Capital 1-3 Year Government /Credit Index is an unmanaged index consisting of all US government agency and Treasury securities, as well as all investment grade corporate debt securities with maturities of one to three years.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 10/31/10	$9.32	$9.33	$9.32	$9.33	$9.34
10/31/09	$9.23	$9.23	$9.22	$9.24	$9.24
Distribution Information: Twelve Months as of 10/31/10: Income Dividends	$.31	$.24	$.24	$.33	$.33
October Income Dividend	$.0235	$.0177	$.0177	$.0254	$.0254
SEC 30-day Yield as of 10/31/10++	1.88%	1.18%	1.19%	2.18%	2.18%
Current Annualized Distribution Rate as of 10/31/10++	2.97%	2.23%	2.24%	3.21%	3.20%

++ The SEC yield is net investment income per share earned over the month ended October 31, 2010, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 1.32%, 0.93%, 0.77%, 1.88% and 1.97% for Class A, B, C, S and Institutional Class shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2010. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 2.41%, 1.98%, 1.82%, 2.91% and 2.99% for Class A, B, C, S and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Lipper Rankings — Short Investment Grade Debt Funds Category as of 10/31/10
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	141	of	249	57
3-Year	194	of	222	87
5-Year	145	of	172	84
Class B 1-Year	190	of	249	76
3-Year	206	of	222	93
5-Year	160	of	172	93
Class C 1-Year	187	of	249	75
3-Year	205	of	222	92
5-Year	159	of	172	92
Class S 1-Year	123	of	249	50
3-Year	180	of	222	81
5-Year	134	of	172	78
Institutional Class 1-Year	121	of	249	49
3-Year	182	of	222	82
5-Year	132	of	172	77
10-Year	75	of	98	76

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2010 to October 31, 2010).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended October 31, 2010
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/10	$1,021.30	$1,016.30	$1,017.50	$1,022.50	$1,022.50
Expenses Paid per $1,000*	$3.82	$7.62	$7.63	$2.55	$2.55
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/10	$1,021.42	$1,017.64	$1,017.64	$1,022.68	$1,022.68
Expenses Paid per $1,000*	$3.82	$7.63	$7.63	$2.55	$2.55

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Short Duration Fund	.75%	1.50%	1.50%	.50%	.50%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Short Duration Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Short Duration Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name of the US asset management activities of Deutsche Bank AG and DIMA, representing a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

Portfolio Management Team

William Chepolis, CFA

Gary Russell, CFA

Eric S. Meyer, CFA

John D. Ryan

Portfolio Managers

Overview of Market and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

The fund's Class A shares produced a total return of 4.50% for the 12 months ended October 31, 2010. The fund's benchmark, the Barclays Capital 1-3 Year Government/Credit Index, produced a total return of 3.23% for the same period.1 The average return for the Lipper Short Investment Grade Debt Funds category for the 12 months was 4.87%.2 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and for more complete performance information.)

Incoming data over the fiscal period generally reflected moderate improvement in the economy, in keeping with a recovery that is likely to be less robust than past cycles. After initially ticking upward as the economy emerged from the depths of financial crisis, interest rates declined over the period, supported by extremely accommodative US Federal Reserve Board (the Fed) policy. For the full 12 months, interest rates fell along the entire Treasury yield curve, with the steepest declines occurring on intermediate-term issues. To illustrate, the two-year yield went from 0.90% to 0.34%, the five-year from 2.31% to 1.17%, the 10-year from 3.41% to 2.63% and the 30-year from 4.23% to 3.99%.3 In keeping with a declining rate environment, domestic bonds generally provided positive returns during the fiscal year.

Along the way, a variety of concerns, including continued weak employment and European government finances, led to significant volatility in credit spreads — the incremental yield offered by lower-quality versus higher-quality fixed-income instruments. Despite the uncertainties surrounding economic growth in the US and abroad, the overall trend for credit-sensitive sectors was upward for the 12 months as investors sought incremental yield in a low-rate environment. Corporations took advantage of improved liquidity and low interest rates to issue a large volume of bonds. Within corporates, financial issues did especially well as the largest banks were able to return TARP funds to the government.4

Positive Contributors to Performance

The fund's overall focus on spread sectors was the principal contributor to performance during the quarter, as investors continued to seek alternatives to historically low yields available from short-term Treasuries.5

Among spread sectors, our significant overweighting versus the benchmark of investment-grade corporate issues added the most value. In adding to our corporate exposure, we took advantage of attractive new issue concessions to add income generation to the fund.6

Within investment-grade corporate bonds, the fund's overweighting of the financial sector helped performance. Financial issues rebounded especially strongly as massive government liquidity programs helped stabilize the sector.

Negative Contributors to Performance

We have maintained overall portfolio duration slightly below that of the benchmark index, meaning that the portfolio had below-market sensitivity to changes in interest rates. This positioning constrained returns to a degree in an environment of falling interest rates and rising bond prices.

During the period, non-agency mortgage-backed securities were impacted as rating agencies reassessed the asset class, as well as by banks beginning to be more assertive in marking down valuations of loans within the mortgage pools. While our research-intensive approach and relatively conservative selections among non-agency mortgages helped mitigate the impact, the fund's holdings were not immune to these trends.

We have had a cautious outlook for commercial mortgage-backed securities (CMBS) and would have benefited from more exposure to the sector early in the period as spreads tightened versus Treasuries.7 This sector was one of the hardest hit in 2008 and benefited greatly from administration programs developed to address liquidity of markets.

Outlook and Positioning

As of October 31, 2010, the bulk of the portfolio was allocated as follows: 57% to corporate bonds, 16% to agency and government-backed securities, 11% to commercial mortgage-backed securities (CMBS), 8% to residential mortgage-backed securities (MBS) and 5% to asset-backed securities (ABS).8 At period end, the fund's overall duration (a measure of interest rate sensitivity based on when investors can expect payments of principal and interest from a bond) was 1.7 years versus 1.9 years for the Barclays Capital 1-3 Year Government/Credit Index.

The current economic recovery continues to be less than robust by historical standards, with employment lagging and consumer demand for homes and autos tepid. We expect the Fed to maintain its zero interest rate policy for the foreseeable future, as it has signaled that it is more concerned with deflation and excess capacity than inflation.

Despite tighter spreads and the likelihood of ongoing volatility as the need to deleverage plays out across the global economy, we see the current environment as continuing to favor a focus on sectors that trade at a yield spread versus Treasuries.

1 The Barclays Capital 1-3 Year Government/Credit Index is an unmanaged index consisting of all US government agency and Treasury securities, as well as all investment-grade corporate debt securities with maturities of one to three years. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2 The Lipper Short Investment Grade Debt Funds category includes funds that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper Short Investment Grade Debt Funds category. It is not possible to invest directly in a category or any index.

3 The "yield curve" is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

4 The Troubled Asset Relief Program (TARP) is a government program created for the establishment and management of a Treasury fund, in an attempt to curb the ongoing financial crisis of 2007-2008.

5 "Spread sectors" are non-Treasury bond sectors of the fixed-income market.

6 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

7 "Spread" refers to the excess yield various bond sectors offer over Treasuries with similar maturities. When spreads widen, yield differences are increasing between bonds in the two sectors being compared. When spreads narrow, the opposite is true.

8 Mortgage-backed securities (MBS) are bonds that are secured by mortgage debt. Commercial mortgage-backed securities (CMBS) are secured by loans on a commercial property. Asset-backed securities (ABS) are secured by assets.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/10	10/31/09

Corporate Bonds	57%	46%
Government & Agency Obligations	16%	23%
Commercial Mortgage-Backed Securities	11%	11%
Collateralized Mortgage Obligations	6%	7%
Asset-Backed	5%	6%
Cash Equivalents	2%	2%
Mortgage-Backed Securities Pass-Throughs	2%	4%
Loan Participations and Assignments	1%	—
Municipal Bonds and Notes	—	1%
	100%	100%

Quality (Excludes Securities Lending Collateral and Cash Equivalents)	10/31/10	10/31/09

US Government and Agencies	12%	17%
AAA	18%	25%
AA	10%	13%
A	22%	18%
BBB	30%	22%
Below BBB	5%	5%
Not Rated	3%	—
	100%	100%

Interest Rate Sensitivity	10/31/10	10/31/09

Effective Maturity	3.1 years	2.4 years
Effective Duration	1.7 years	2.1 years

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk and is subject to change.

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any maturity shortening features. Effective duration is the measurable change in the value of a security in response to a change in interest rates.

Asset allocation and interest rate sensitivity are subject to change.

For more complete details about the Fund's investment portfolio, see page 13. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of October 31, 2010
	Principal Amount ($)	Value ($)

Corporate Bonds 57.2%
Consumer Discretionary 5.0%
AutoZone, Inc., 5.75%, 1/15/2015	540,000	613,695
Comcast Corp., 4.95%, 6/15/2016	600,000	673,158
DIRECTV Holdings LLC:
3.55%, 3/15/2015	270,000	283,573
4.75%, 10/1/2014	430,000	472,021
Discovery Communications LLC, 3.7%, 6/1/2015	290,000	310,148
Fortune Brands, Inc., 6.375%, 6/15/2014	675,000	743,126
Hyundai Motor Manufacturing Czech sro, 144A, 4.5%, 4/15/2015	310,000	326,956
JC Penney Corp., Inc., 9.0%, 8/1/2012	500,000	547,500
Macy's Retail Holdings, Inc., 6.625%, 4/1/2011	300,000	306,375
NBC Universal, Inc.:
144A, 2.875%, 4/1/2016	1,000,000	1,012,221
144A, 3.65%, 4/30/2015	1,000,000	1,059,491
TCM Sub LLC, 144A, 3.55%, 1/15/2015	290,000	305,952
Time Warner Cable, Inc.:
3.5%, 2/1/2015	200,000	211,292
5.4%, 7/2/2012	550,000	588,329
Viacom, Inc., 4.375%, 9/15/2014	350,000	380,748
Wyndham Worldwide Corp., 6.0%, 12/1/2016	320,000	341,722
		8,176,307
Consumer Staples 1.3%
Anheuser-Busch InBev Worldwide, Inc., 144A, 5.375%, 11/15/2014	770,000	869,895
H.J. Heinz Co., 5.35%, 7/15/2013	700,000	774,134
Wm. Wrigley Jr. Co., 144A, 3.7%, 6/30/2014	475,000	496,401
		2,140,430
Energy 4.4%
Anadarko Petroleum Corp., 5.95%, 9/15/2016	500,000	546,825
Canadian Natural Resources Ltd., 5.15%, 2/1/2013	620,000	673,296
Cenovus Energy, Inc., 4.5%, 9/15/2014	300,000	331,396
Devon Energy Corp., 5.625%, 1/15/2014	400,000	451,489
Enterprise Products Operating LLC:
4.6%, 8/1/2012	480,000	505,123
Series M, 5.65%, 4/1/2013	100,000	109,171
Series B, 7.5%, 2/1/2011	80,000	81,265
Hess Corp., 7.0%, 2/15/2014	230,000	269,358
Husky Energy, Inc., 5.9%, 6/15/2014	340,000	380,326
Kinder Morgan Energy Partners LP:
5.625%, 2/15/2015	300,000	338,235
6.75%, 3/15/2011	236,000	240,985
Marathon Oil Corp., 6.5%, 2/15/2014	340,000	391,235
Noble Holding International Ltd., 3.45%, 8/1/2015	300,000	317,885
Petroleos Mexicanos, 4.875%, 3/15/2015	540,000	585,684
Plains All American Pipeline LP:
3.95%, 9/15/2015	210,000	222,383
4.25%, 9/1/2012	400,000	419,768
Transocean, Inc., 4.95%, 11/15/2015	510,000	540,420
Valero Energy Corp., 4.5%, 2/1/2015	470,000	504,484
Williams Partners LP, 3.8%, 2/15/2015	200,000	211,729
		7,121,057
Financials 31.4%
Abbey National Treasury Services PLC, 144A, 3.875%, 11/10/2014	245,000	252,759
AEGON NV, 4.625%, 12/1/2015	620,000	662,825
AIG-FP Matched Funding, Series 2005-28, 4.43%, 3/4/2015	160,000	156,800
American Express Bank, FSB, 5.55%, 10/17/2012	650,000	699,192
American Express Credit Corp., Series D, 5.125%, 8/25/2014	540,000	596,102
American Honda Finance Corp., 144A, 3.5%, 3/16/2015	225,000	237,801
American International Group, Inc., 9.0%, 12/14/2022	483,000	481,310
Anglo American Capital PLC:
144A, 2.15%, 9/27/2013	420,000	427,080
144A, 9.375%, 4/8/2014	520,000	638,704
ANZ National International Ltd., 144A, 3.125%, 8/10/2015	525,000	537,702
Bank Nederlandse Gemeenten NV, 144A, 1.75%, 10/6/2015	620,000	621,397
Bank of New York Mellon Corp., Series G, 4.95%, 11/1/2012	312,000	337,623
Bank of Nova Scotia, 144A, 1.65%, 10/29/2015	620,000	617,792
Barclays Bank PLC:
6.29%*, 11/10/2025	130,000	130,000
144A, 2.5%, 9/21/2015	560,000	564,063
Series 1, 5.0%, 9/22/2016	250,000	277,913
BB&T Corp., 6.5%, 8/1/2011	800,000	834,106
BNP Paribas, 144A, 4.8%, 6/24/2015	500,000	541,212
BNP Paribas Home Loan Covered Bonds SA, 144A, 2.2%, 11/2/2015 (a)	620,000	623,455
BP Capital Markets PLC, 3.125%, 10/1/2015	720,000	738,938
Capital One Financial Corp., 7.375%, 5/23/2014	540,000	631,098
Caterpillar Financial Services Corp., Series F, 4.85%, 12/7/2012	500,000	541,654
CitiFinancial, Inc., 6.625%, 6/1/2015	250,000	278,499
Citigroup, Inc., 6.375%, 8/12/2014	800,000	897,922
CME Group, Inc., 5.75%, 2/15/2014	445,000	506,313
CNA Financial Corp., 6.5%, 8/15/2016	540,000	597,700
Countrywide Financial Corp., 5.8%, 6/7/2012	465,000	490,894
Credit Agricole SA, 144A, 3.5%, 4/13/2015	470,000	491,020
Credit Suisse New York, 5.5%, 5/1/2014	820,000	922,776
Daimler Finance North America LLC, 6.5%, 11/15/2013	800,000	921,528
Deutsche Telekom International Finance BV, 4.875%, 7/8/2014	770,000	853,880
Duke Realty LP, (REIT), 7.375%, 2/15/2015	140,000	160,754
Encana Holdings Finance Corp., 5.8%, 5/1/2014	520,000	592,566
Erac USA Finance Co., 144A, 2.75%, 7/1/2013	310,000	318,899
Export-Import Bank of Korea, 4.125%, 9/9/2015	357,000	375,453
General Electric Capital Corp.:
3.5%, 6/29/2015	500,000	529,294
Series A, 3.75%, 11/14/2014	545,000	581,961
5.0%, 5/15/2016	400,000	429,120
Hartford Financial Services Group, Inc., 4.0%, 3/30/2015	440,000	452,532
Hospitality Properties Trust, (REIT), 7.875%, 8/15/2014	520,000	584,801
Host Hotels & Resorts LP, (REIT), 6.875%, 11/1/2014	400,000	412,750
HSBC Finance Corp., 5.25%, 1/15/2014	800,000	869,834
Hyundai Capital Services, Inc., 144A, 6.0%, 5/5/2015	500,000	548,802
Iberdrola Finance Ireland Ltd., 144A, 3.8%, 9/11/2014	320,000	332,894
ING Bank NV, 144A, 2.0%, 10/18/2013	1,000,000	1,000,482
Intesa Sanpaolo, 144A, 3.625%, 8/12/2015	1,000,000	1,014,124
JPMorgan Chase & Co., 4.65%, 6/1/2014	800,000	872,804
KeyCorp, Series H, 6.5%, 5/14/2013	685,000	753,760
Lincoln National Corp.:
4.3%, 6/15/2015	335,000	356,627
6.2%, 12/15/2011	648,000	683,415
Lloyds TSB Bank PLC, 144A, 4.375%, 1/12/2015	690,000	723,419
Manulife Financial Corp., 3.4%, 9/17/2015	1,000,000	1,015,711
Merrill Lynch & Co., Inc., Series B, 5.3%, 9/30/2015	600,000	653,145
Morgan Stanley:
3.45%, 11/2/2015 (a)	595,000	598,263
Series F, 5.625%, 1/9/2012	750,000	789,989
6.0%, 5/13/2014	320,000	352,051
National Agricultural Cooperative Federation, 144A, 4.25%, 1/28/2016	280,000	290,879
National Australia Bank Ltd., 144A, 2.5%, 1/8/2013	500,000	512,821
National Rural Utilities Cooperative Finance Corp., 2.625%, 9/16/2012	1,000,000	1,034,019
New York Life Global Funding, 144A, 3.0%, 5/4/2015	305,000	322,851
Nomura Holdings, Inc., 5.0%, 3/4/2015	155,000	168,022
Northern Trust Corp., 4.625%, 5/1/2014	230,000	256,255
Novartis Capital Corp., 4.125%, 2/10/2014	525,000	574,755
PC Financial Partnership, 5.0%, 11/15/2014	800,000	885,930
Pricoa Global Funding I, 144A, 5.45%, 6/11/2014	445,000	498,485
Principal Financial Group, Inc., 7.875%, 5/15/2014	770,000	910,138
Prudential Financial, Inc.:
Series D, 3.625%, 9/17/2012	230,000	239,117
6.2%, 1/15/2015	230,000	261,233
Qtel International Finance Ltd., 144A, 3.375%, 10/14/2016	610,000	607,811
Rabobank Nederland NV, 144A, 4.2%, 5/13/2014	770,000	838,595
Rio Tinto Finance (USA) Ltd.:
5.875%, 7/15/2013	300,000	339,348
8.95%, 5/1/2014	1,240,000	1,548,543
Royal Bank of Scotland PLC:
144A, 4.875%, 8/25/2014	870,000	931,149
4.875%, 3/16/2015	400,000	430,622
Santander US Debt SA Unipersonal:
144A, 2.485%, 1/18/2013	770,000	770,512
144A, 3.724%, 1/20/2015	400,000	406,575
Simon Property Group LP, (REIT), 4.2%, 2/1/2015	55,000	59,502
Societe Generale, 144A, 3.1%, 9/14/2015	905,000	925,449
Standard Chartered PLC, 144A, 3.85%, 4/27/2015	135,000	142,672
Svenska Handelsbanken AB, 144A, 2.875%, 9/14/2012	800,000	824,349
Telecom Italia Capital SA:
5.25%, 11/15/2013	400,000	434,955
6.175%, 6/18/2014	510,000	569,818
Textron Financial Corp., 5.4%, 4/28/2013	320,000	336,279
The Goldman Sachs Group, Inc.:
3.7%, 8/1/2015	185,000	191,569
5.125%, 1/15/2015	470,000	514,266
6.0%, 5/1/2014	230,000	258,381
Tyco International Finance SA, 4.125%, 10/15/2014	160,000	174,620
UBS AG, 5.7%, 2/4/2019	500,000	499,750
Verizon Wireless Capital LLC, 3.75%, 5/20/2011	380,000	386,664
Wells Fargo & Co.:
3.625%, 4/15/2015	340,000	358,162
Series I, 3.75%, 10/1/2014	320,000	342,302
Westpac Banking Corp., 3.0%, 8/4/2015	625,000	645,947
Woori Bank, 144A, 4.5%, 10/7/2015	805,000	850,762
		51,456,615
Health Care 3.2%
CareFusion Corp., 4.125%, 8/1/2012	110,000	115,368
Celgene Corp., 2.45%, 10/15/2015	230,000	231,173
Eli Lilly & Co., 3.55%, 3/6/2012	530,000	549,948
Express Scripts, Inc.:
5.25%, 6/15/2012	380,000	405,018
6.25%, 6/15/2014	150,000	172,897
Genzyme Corp., 3.625%, 6/15/2015	310,000	329,988
Life Technologies Corp.:
3.375%, 3/1/2013	450,000	463,822
4.4%, 3/1/2015	150,000	160,535
McKesson Corp., 6.5%, 2/15/2014	185,000	212,686
Medtronic, Inc., 4.5%, 3/15/2014	445,000	493,303
Pfizer, Inc., 4.45%, 3/15/2012	800,000	841,736
Watson Pharmaceuticals, Inc., 5.0%, 8/15/2014	390,000	427,061
WellPoint, Inc., 5.0%, 1/15/2011	200,000	201,692
Wyeth, 5.5%, 2/1/2014	620,000	705,221
		5,310,448
Industrials 2.1%
3M Co., 4.65%, 12/15/2012	540,000	586,853
BAE Systems Holdings, Inc., 144A, 4.95%, 6/1/2014	385,000	426,163
Burlington Northern Santa Fe LLC, 7.0%, 2/1/2014	1,250,000	1,465,164
Ingersoll-Rand Global Holding Co., Ltd., 9.5%, 4/15/2014	190,000	235,451
Textron, Inc., 6.2%, 3/15/2015	380,000	423,780
United Parcel Service, Inc., 4.5%, 1/15/2013	290,000	313,720
		3,451,131
Information Technology 1.1%
Cisco Systems, Inc., 5.25%, 2/22/2011	850,000	862,508
Motorola, Inc., 5.375%, 11/15/2012	400,000	425,626
Oracle Corp., 3.75%, 7/8/2014	500,000	544,881
		1,833,015
Materials 1.7%
Airgas, Inc.:
2.85%, 10/1/2013	370,000	379,300
3.25%, 10/1/2015	370,000	375,372
Bemis Co., Inc., 5.65%, 8/1/2014	160,000	180,585
Dow Chemical Co.:
4.85%, 8/15/2012	250,000	265,675
5.9%, 2/15/2015	630,000	709,913
Freeport-McMoRan Copper & Gold, Inc., 8.25%, 4/1/2015	620,000	664,175
Teck Resources Ltd., 9.75%, 5/15/2014	104,000	129,497
		2,704,517
Telecommunication Services 3.2%
America Movil SAB de CV, 3.625%, 3/30/2015	300,000	318,486
American Tower Corp., 4.625%, 4/1/2015	350,000	377,078
CC Holdings GS V, LLC, 144A, 7.75%, 5/1/2017	190,000	213,275
Crown Castle Towers LLC, 144A, 3.214%, 8/15/2015	360,000	368,262
France Telecom SA, 4.375%, 7/8/2014	900,000	993,935
Qwest Corp., 7.5%, 10/1/2014	840,000	959,700
Telefonica Emisiones SAU, 6.421%, 6/20/2016	1,620,000	1,928,004
		5,158,740
Utilities 3.8%
Ameren Corp., 8.875%, 5/15/2014	202,000	234,491
Appalachian Power Co., Series S, 3.4%, 5/24/2015	310,000	328,093
Consolidated Edison Co. of New York, 5.55%, 4/1/2014	780,000	884,597
Consumers Energy Co., Series J, 6.0%, 2/15/2014	730,000	829,755
DTE Energy Co., 7.625%, 5/15/2014	290,000	344,809
Duke Energy Corp., 6.3%, 2/1/2014	540,000	618,955
FirstEnergy Solutions Corp., 4.8%, 2/15/2015	410,000	442,832
Florida Power Corp., 4.8%, 3/1/2013	900,000	978,420
Korea Electric Power Corp., 144A, 3.0%, 10/5/2015	600,000	605,893
Korea Hydro & Nuclear Power Co., Ltd., 144A, 3.125%, 9/16/2015	215,000	216,476
MidAmerican Energy Holdings Co., 3.15%, 7/15/2012	350,000	363,024
Oncor Electric Delivery Co., 6.375%, 5/1/2012	380,000	408,515
		6,255,860
Total Corporate Bonds (Cost $87,698,879)		93,608,120

Mortgage-Backed Securities Pass-Throughs 1.9%
Federal Home Loan Mortgage Corp., 7.0%, 3/1/2013	6,484	6,717
Federal National Mortgage Association:
4.5%, 4/1/2023	574,979	609,680
5.174%*, 9/1/2038	733,913	775,284
7.0%, 4/1/2038	193,160	215,207
Government National Mortgage Association:
6.5%, with various maturities from 8/20/2034 until 2/20/2039	1,217,091	1,346,580
7.0%, with various maturities from 6/20/2038 until 10/20/2038	73,324	81,075
Total Mortgage-Backed Securities Pass-Throughs (Cost $2,890,369)		3,034,543

Asset-Backed 5.2%
Automobile Receivables 2.2%
AmeriCredit Automobile Receivables Trust:
"A2", Series 2010-B, 1.18%, 2/6/2014	250,000	249,842
"A2", Series 2006-RM, 5.42%, 8/8/2011	1,384	1,385
AmeriCredit Prime Automobile Receivables Trust, "A4A", Series 2007-2M, 5.35%, 3/8/2016	700,000	737,811
Carmax Auto Owner Trust, "A3", Series 2010-1, 1.56%, 7/15/2014	237,000	239,685
Chrysler Financial Auto Securitization Trust, "B", Series 2009-B, 2.94%, 6/8/2013	160,000	160,449
CPS Auto Trust, "A4", Series 2007-B, 144A, 5.6%, 1/15/2014	469,074	483,174
Hyundai Auto Receivables Trust, "A3A", Series 2007-A, 5.04%, 1/17/2012	17,338	17,374
Santander Drive Auto Receivables Trust, "A2", Series 2010-2, 0.95%, 8/15/2013	496,000	496,107
Triad Auto Receivables Owner Trust, "A4B", Series 2007-B, 1.456%*, 7/14/2014	600,000	598,413
USAA Auto Owner Trust, "A2", Series 2009-2, 0.74%, 3/15/2012	171,097	171,151
Wachovia Auto Loan Owner Trust, "D", Series 2006-1, 144A, 5.42%, 4/21/2014	500,000	502,562
		3,657,953
Credit Card Receivables 1.7%
Capital One Multi-Asset Execution Trust:
"C2", Series 2007-C2, 0.556%*, 11/17/2014	300,000	294,090
"A8", Series 2007-A8, 0.592%*, 10/15/2015	500,000	497,865
"A2", Series 2009-A2, 3.2%, 4/15/2014	770,000	782,618
Citibank Omni Master Trust, "A8", Series 2009-A8, 144A, 2.356%*, 5/16/2016	620,000	628,158
Discover Card Master Trust, "A2", Series 2007-A2, 0.632%*, 6/15/2015	500,000	499,154
		2,701,885
Home Equity Loans 1.3%
Carrington Mortgage Loan Trust, "A1", Series 2006-NC4, 0.306%*, 10/25/2036	59,066	58,239
Credit-Based Asset Servicing and Securitization LLC, "A2A", Series 2007-CB2, 4.94%*, 2/25/2037	191,561	185,326
Household Home Equity Loan Trust, "A2F", Series 2006-4, 5.32%, 3/20/2036	275,929	277,077
PennyMac Loan Trust, "A", Series 2010-NPL1, 144A, 4.25%*, 5/25/2050	535,127	533,789
Renaissance Home Equity Loan Trust:
"AF3", Series 2005-2, 4.499%, 8/25/2035	254,242	247,945
"AF1", Series 2006-4, 5.545%, 1/25/2037	71,084	70,049
"AF2", Series 2006-3, 5.58%, 11/25/2036	359,885	292,719
"AF1", Series 2007-2, 5.893%, 6/25/2037	365,379	285,078
Southern Pacific Secured Assets Corp., "A8", Series 1998-2, 6.37%, 7/25/2029	32,883	26,148
Structured Asset Securities Corp., "1A2B", Series 2005-7XS, 5.27%, 4/25/2035	128,777	121,556
		2,097,926
Total Asset-Backed (Cost $8,597,187)		8,457,764

Commercial Mortgage-Backed Securities 11.3%
Bear Stearns Commercial Mortgage Securities, Inc.:
"A1", Series 2002-PBW1, 3.97%, 11/11/2035	62,052	62,744
"A1", Series 2002-TOP8, 4.06%, 8/15/2038	240,850	243,678
"A3", Series 2005-PWR7, 5.116%, 2/11/2041	710,000	758,844
"A4", Series 2005-PW10, 5.405%, 12/11/2040	1,000,000	1,080,691
"A2", Series 2001-TOP2, 6.48%, 2/15/2035	502,645	508,107
CS First Boston Mortgage Securities Corp.:
"A6", Series 2004-C4, 4.691%, 10/15/2039	620,000	662,649
"A4", Series 2005-C1, 5.014%, 2/15/2038	620,000	669,634
"A3", Series 2002-CKN2, 6.133%, 4/15/2037	925,000	970,625
"A4", Series 2001-CP4, 6.18%, 12/15/2035	495,737	504,610
"F", Series 2001-CK1, 144A, 6.65%, 12/18/2035	1,300,000	1,302,996
GE Capital Commercial Mortgage Corp., "A4", Series 2004-C3, 5.189%, 7/10/2039	650,000	706,376
GMAC Commercial Mortgage Securities, Inc., "A2", Series 2001-C1, 6.465%, 4/15/2034	441,767	444,803
Greenwich Capital Commercial Funding Corp.:
"A2", Series 2005-GG5, 5.117%, 4/10/2037	845,546	854,748
"A2", Series 2007-GG9, 5.381%, 3/10/2039	1,384,381	1,425,356
"AAB", Series 2007-GG9, 5.441%, 3/10/2039	400,000	437,917
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A2", Series 2004-CB8, 3.837%, 1/12/2039	62,638	62,729
"A2", Series 2004-PNC1, 4.555%, 6/12/2041	50,955	51,201
"A2", Series 2005-LDP1, 4.625%, 3/15/2046	116,444	119,415
"A2", Series 2002-C1, 4.914%, 7/12/2037	163,983	165,501
"A4", Series 2006-LDP7, 5.872%*, 4/15/2045	620,000	687,896
LB-UBS Commercial Mortgage Trust:
"A2", Series 2003-C7, 4.064%, 9/15/2027	437,424	437,637
"A3", Series 2002-C4, 4.071%, 9/15/2026	193,163	197,553
"A4", Series 2005-C5, 4.954%, 9/15/2030	720,000	787,140
"AM", Series 2005-C5, 5.017%, 9/15/2040	620,000	638,739
"A3", Series 2001-C7, 5.642%, 12/15/2025	220,100	223,334
Merrill Lynch Mortgage Trust, "A5", Series 2004-BPC1, 4.855%, 10/12/2041	620,000	667,395
Morgan Stanley Capital I, "A2", Series 2007-HQ11, 5.359%, 2/12/2044	900,000	926,218
Morgan Stanley Dean Witter Capital I, "A4", Series 2001-TOP1, 6.66%, 2/15/2033	138,290	138,799
Prudential Securities Secured Financing Corp., "F", Series 1999-C2, 7.444%*, 6/16/2031	1,077,879	1,077,008
Wachovia Bank Commercial Mortgage Trust:
"A2", Series 2005-C17, 4.782%, 3/15/2042	611,595	612,272
"A1", Series 2007-C30, 5.031%, 12/15/2043	322,323	323,454
"A4", Series 2005-C22, 5.269%*, 12/15/2044	620,000	682,697
Total Commercial Mortgage-Backed Securities (Cost $18,029,931)		18,432,766

Collateralized Mortgage Obligations 5.6%
Banc of America Mortgage Securities, "1A1O", Series 2005-4, 5.25%, 5/25/2035	78,317	79,963
Citicorp Mortgage Securities, Inc.:
"1A1", Series 2005-7, 5.5%, 10/25/2035	285,419	274,600
"1A2", Series 2006-5, 6.0%, 10/25/2036	197,009	201,080
Countrywide Alternative Loan Trust:
"A6", Series 2004-29CB, 4.0%, 1/25/2035	178,457	178,131
"2A1", Series 2004-28CB, 5.0%, 1/25/2035	34,897	34,026
"3A3", Series 2005-20CB, 5.5%, 7/25/2035	166,128	168,362
"A4", Series 2002-11, 6.25%, 10/25/2032	15,516	15,336
Countrywide Home Loan Mortgage Pass-Through Trust, "A15", Series 2002-34, 4.75%, 1/25/2033	9,978	9,964
Countrywide Home Loans, "5A1", Series 2005-HY10, 5.416%*, 2/20/2036	572,665	400,404
FDIC Structured Sale Guaranteed Notes, "1A", Series 2010-S1, 144A, 0.805%*, 2/25/2048	250,407	250,891
Federal Home Loan Mortgage Corp.:
"DA", Series 3598, 2.75%, 11/15/2014	672,488	680,891
"ND", Series 2715, 4.5%, 3/15/2016	83,445	83,325
"HL", Series 3176, 5.0%, 2/15/2028	268,610	268,415
"QP", Series 3149, 5.0%, 10/15/2031	500,000	509,276
"DC", Series 2541, 5.05%, 3/15/2031	54,830	54,805
"AB", Series 3197, 5.5%, 8/15/2013	249,211	252,985
"PA", Series 3283, 5.5%, 7/15/2036	774,829	815,049
"LA", Series 1343, 8.0%, 8/15/2022	159,237	184,068
"PK", Series 1751, 8.0%, 9/15/2024	474,275	551,671
Federal National Mortgage Association, "BX", Series 2005-77, 4.5%, 7/25/2028	47,557	47,434
JPMorgan Alternative Loan Trust, "1A2", Series 2006-A5, 0.316%*, 10/25/2036	235,179	234,609
MLCC Mortgage Investors, Inc., "1A", Series 2004-1, 2.556%*, 12/25/2034	144,404	131,312
Residential Accredit Loans, Inc., "A6", Series 2002-QS19, 5.125%, 12/25/2032	272,219	269,025
Residential Asset Mortgage Products, Inc., "A4", Series 2004-SL4, 7.0%, 7/25/2032	453,878	465,166
Structured Asset Securities Corp., "2A16", Series 2005-6, 5.5%, 5/25/2035	160,722	150,880
Waterfall Victoria Mortgage Trust, "A", Series 2010-1, 144A, 5.0%, 10/20/2056	525,954	520,695
Wells Fargo Mortgage Backed Securities Trust:
"1A1", Series 2005-9, 4.75%, 10/25/2035	177,134	179,425
"A7", Series 2004-L, 4.753%*, 7/25/2034	400,000	409,752
"A7", Series 2003-2, 5.25%, 2/25/2018	413,452	431,395
"A1", Series 2005-AR14, 5.364%*, 8/25/2035	485,851	484,302
"2A6", Series 2005-11, 5.5%, 11/25/2035	788,523	793,909
Total Collateralized Mortgage Obligations (Cost $9,191,231)		9,131,146

Government & Agency Obligations 16.5%
Other Government Related (b) 5.6%
African Development Bank, 1.625%, 2/11/2013	625,000	639,354
Asian Development Bank, 2.75%, 5/21/2014	368,000	392,359
BRFkredit AS, 144A, 2.05%, 4/15/2013	890,000	914,679
Citibank NA, FDIC Guaranteed, 1.75%, 12/28/2012	1,500,000	1,539,987
Dexia Credit Local, 144A, 2.75%, 1/10/2014	500,000	515,042
Eksportfinans ASA:
1.875%, 4/2/2013	530,000	543,426
3.0%, 11/17/2014	500,000	531,651
FIH Erhvervsbank AS, 144A, 2.0%, 6/12/2013	535,000	550,374
Governor & Co. of the Bank of Ireland, 144A, 2.75%, 3/2/2012	680,000	656,812
HSBC USA, Inc., FDIC Guaranteed, 3.125%, 12/16/2011	100,000	103,107
International Bank for Reconstruction & Development:
5.05%*, 1/14/2025	500,000	497,700
5.25%, 4/9/2025	370,000	369,630
International Finance Facility for Immunisation Co., Series 1, REG S, 5.0%, 11/14/2011	800,000	834,225
KeyBank NA, FDIC Guaranteed, 3.2%, 6/15/2012	100,000	104,527
Kreditanstalt fuer Wiederaufbau, 1.375%, 7/15/2013	495,000	504,548
National Agricultural Cooperative Federation, 144A, 5.0%, 9/30/2014	202,000	216,620
Suncorp-Metway Ltd., 144A, 0.667%*, 12/17/2010	300,000	300,084
		9,214,125
Sovereign Bonds 2.8%
Kommunalbanken AS, 144A, 2.75%, 5/5/2015	520,000	548,635
Korea Housing Finance Corp., 144A, 4.125%, 12/15/2015	620,000	653,683
Province of Nova Scotia, Canada, 7.25%, 7/27/2013	750,000	877,329
Province of Ontario, Canada, 0.502%*, 11/19/2012	300,000	300,242
Republic of Finland, 144A, 1.25%, 10/19/2015	300,000	299,729
Republic of Italy, 2.125%, 10/5/2012	500,000	506,868
Republic of Poland, 3.875%, 7/16/2015	440,000	466,834
State of Qatar, 144A, 4.0%, 1/20/2015	880,000	927,300
		4,580,620
US Government Sponsored Agencies 4.0%
Federal Farm Credit Bank, 1.75%, 2/21/2013	310,000	318,062
Federal Home Loan Bank, 1.875%, 6/21/2013	430,000	445,099
Federal Home Loan Mortgage Corp.:
0.375%, 11/30/2012	1,000,000	998,590
1.125%, 7/27/2012	405,000	410,335
Federal National Mortgage Association:
0.75%, 12/18/2013	1,500,000	1,502,341
1.125%, 7/30/2012	750,000	759,583
1.25%, 8/20/2013	1,000,000	1,017,598
1.625%, 10/26/2015	630,000	636,005
1.75%, 5/7/2013	500,000	515,308
		6,602,921
US Treasury Obligations 4.1%
US Treasury Inflation-Indexed Note, 0.5%, 4/15/2015	1,007,340	1,047,948
US Treasury Notes:
0.875%, 2/29/2012	1,900,000	1,915,219
1.25%, 9/30/2015	390,000	391,828
1.875%, 6/30/2015	775,000	803,094
2.5%, 3/31/2015	2,300,000	2,450,949
		6,609,038
Total Government & Agency Obligations (Cost $26,449,020)		27,006,704

Loan Participations and Assignments 0.6%
Sovereign Loans
Gazprom, 144A, 8.125%, 7/31/2014	440,000	499,950
VTB Bank, 144A, 6.609%, 10/31/2012	520,000	555,100
Total Loan Participations and Assignments (Cost $975,357)		1,055,050

Municipal Bonds and Notes 0.4%
California, State General Obligation, Series 3, 5.65%, Mandatory Put 4/1/2013 @100, 4/1/2039	240,000	258,890
Illinois, State General Obligation, 3.321%, 1/1/2013 (c)	390,000	399,887
La Vernia, TX, Higher Education Finance Corp. Revenue, Southwest Winners, Series B, 144A, 5.7%, 2/15/2011 (d)	75,000	74,943
Total Municipal Bonds and Notes (Cost $705,893)		733,720

	Shares	Value ($)

Cash Equivalents 2.3%
Central Cash Management Fund, 0.20% (e) (Cost $3,761,785)	3,761,785	3,761,785

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $158,299,652)+	101.0	165,221,598
Other Assets and Liabilities, Net	(1.0)	(1,655,339)
Net Assets	100.0	163,566,259

* These securities are shown at their current rate as of October 31, 2010. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

+ The cost for federal income tax purposes was $158,299,652. At October 31, 2010, net unrealized appreciation for all securities based on tax cost was $6,921,946. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,424,515 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $502,569.

(a) When-issued security.

(b) Government-backed debt issued by financial companies or government sponsored enterprises.

(c) Taxable issue.

(d) Bond is insured by this company:
Insurance Coverage	As a % of Total Investment Portfolio
American Capital Assurance	0.1

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

FDIC: Federal Deposit Insurance Corp.

FSB: Federal Savings Bank

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues have similar coupon rates and have been aggregated for presentation purposes in the investment portfolio.

At October 31, 2010, open credit default swap contracts purchased were as follows:
Effective/ Expiration Date	Notional Amount ($)		Fixed Cash Flows Paid	Underlying Debt Obligation	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Depreciation ($)
3/22/2010 6/20/2015	2,500,000	1	1.0%	Markit CDX.NA.IG	(16,037)	8,925	(24,962)

At October 31, 2010, open credit default swap contracts sold were as follows:
Effective/ Expiration Date	Notional Amount ($) (g)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (f)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
3/22/2010 6/20/2015	470,000	2	1.0%	Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/2017, BB	(2,458)	(2,666)	208
6/22/2009 9/20/2014	1,000,000	3	5.0%	MetLife, Inc., 5.0%, 6/15/2015, A-	128,929	(15,948)	144,877
Total unrealized appreciation							145,085

(f) The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.
(g) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation.

At October 31, 2010, open interest rate swap contracts were as follows:
Effective/ Expiration Date	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
10/12/2011 10/12/2012	80,000,000	4	Fixed — 0.7%	Floating — LIBOR	(67,994)	4,323	(72,317)
10/12/2011 10/12/2015	25,000,000	5	Fixed — 1.7%	Floating — LIBOR	(32,388)	(15,708)	(16,680)
11/15/2009 11/15/2024	1,000,000	6	Floating — LIBOR	Floating — 8.7%++	30,893	—	30,893
10/28/2010 10/28/2025	300,000	2	Floating — LIBOR	Floating — 4.138%++	(11,017)	—	(11,017)
11/1/2010 11/1/2025	390,000	6	Floating — LIBOR	Floating — 4.293%++	(21,450)	—	(21,450)
Total net unrealized depreciation							(90,571)

++ These interest rate swaps are shown at their current rate as of October 31, 2010.

At October 31, 2010, open total return swap contracts were as follows:
Effective/ Expiration Date	Notional Amount ($)		Fixed Cash Flows Paid	Reference Entity	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
6/9/2010 6/1/2012	6,200,000	1	0.45%	Citi Global Interest Rate Strategy Index	104,011	4,133	99,878
Counterparties: 1 Citigroup, Inc. 2 Morgan Stanley 3 JPMorgan Chase Securities, Inc. 4 The Goldman Sachs & Co. 5 Bank of America 6 Barclays Bank LLC LIBOR: London InterBank Offered Rate

For information on the Fund's policy and additional disclosures regarding credit default swap contracts, interest rate swap contracts and total return swap contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (h)
Corporate Bonds	$—	$92,821,570	$786,550	$93,608,120
Mortgage-Backed Securities Pass-Throughs	—	3,034,543	—	3,034,543
Asset-Backed	—	8,457,764	—	8,457,764
Commercial Mortgage-Backed Securities	—	18,432,766	—	18,432,766
Collateralized Mortgage Obligations	—	9,131,146	—	9,131,146
Government & Agency Obligations	—	26,139,374	867,330	27,006,704
Loan Participations and Assignments	—	1,055,050	—	1,055,050
Municipal Bonds and Notes	—	733,720	—	733,720
Short-Term Investments (h)	3,761,785	—	—	3,761,785
Derivatives (i)	—	275,856	—	275,856
Total	$3,761,785	$160,081,789	$1,653,880	$165,497,454
Liabilities
Derivatives (i)	$—	$(146,426)	$—	$(146,426)
Total	$—	$(146,426)	$—	$(146,426)

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the year ended October 31, 2010.

(h) See Investment Portfolio for additional detailed categorizations.

(i) Derivatives include unrealized appreciation (depreciation) on open credit default swap contracts, interest rate swap contracts and total return swap contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
	Corporate Bonds	Asset- Backed	Government & Agency Obligations	Total
Balance as of October 31, 2009	$—	$1,043,592	$497,500	$1,541,092
Realized gain (loss)	—	92,442	2,430	94,872
Change in unrealized appreciation (depreciation)	(29)	(1,595)	341	(1,283)
Amortization premium/discount	29	—	184	213
Net purchases (sales)	786,550	(1,134,439)	366,875	18,986
Transfers into Level 3	—	—	—	—
Transfers (out) of Level 3	—	—	—	—
Balance as of October 31, 2010	$786,550	$—	$867,330	$1,653,880
Net change in unrealized appreciation (depreciation) from investments still held as of October 31, 2010	$(29)	$—	$341	$312

Transfers between price levels are recognized at the beginning of the reporting period.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of October 31, 2010
Assets
Investments: Investments in securities, at value (cost $154,537,867)	$161,459,813
Investment in Central Cash Management Fund (cost $3,761,785)	3,761,785
Total investments, at value (cost $158,299,652)	165,221,598
Cash	10,000
Deposits with broker for open swap contracts	100,000
Receivable for investments sold	817,829
Receivable for Fund shares sold	315,009
Interest receivable	1,422,448
Unrealized appreciation on open swap contracts	275,856
Upfront payments paid on swap contracts	17,381
Foreign taxes recoverable	11,058
Due from Advisor	2,328
Other assets	20,744
Total assets	168,214,251
Liabilities
Payable for investments purchased	2,463,150
Payable for investments purchased — when-issued securities	1,214,383
Distributions payable	76,456
Payable for Fund shares redeemed	350,041
Unrealized depreciation on open swap contracts	146,426
Upfront payments received on swap contracts	34,322
Payable upon return of deposit for open swap contracts	100,000
Net payable for closed credit default swap contracts	16,130
Accrued management fee	27,757
Other accrued expenses and payables	219,327
Total liabilities	4,647,992
Net assets, at value	$163,566,259

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of October 31, 2010 (continued)
Net Assets Consist of
Accumulated distributions in excess of net investment income	(198,778)
Net unrealized appreciation (depreciation) on: Investments	6,921,946
Swap contracts	129,430
Accumulated net realized gain (loss)	(23,307,991)
Paid-in capital	180,021,652
Net assets, at value	$163,566,259
Net Asset Value
Class A Net Asset Value and redemption price per share ($106,362,084 ÷ 11,406,600 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$9.32
Maximum offering price per share (100 ÷ 97.25 of $9.32)	$9.58
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($2,993,034 ÷ 320,815 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$9.33
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($27,259,395 ÷ 2,925,638 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$9.32
Class S Net Asset Value, offering and redemption price per share ($12,356,905 ÷ 1,323,878 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$9.33
Institutional Class Net Asset Value, offering and redemption price per share ($14,594,841 ÷ 1,563,183 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$9.34

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended October 31, 2010
Investment Income
Income: Interest (net of foreign taxes withheld of $5,341)	$6,595,196
Income distributions — Central Cash Management Fund	8,364
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	1,180
Total income	6,604,740
Expenses: Management fee	656,351
Administration fee	164,088
Services to shareholders	242,282
Distribution and service fees	599,292
Custodian fee	16,175
Professional fees	75,922
Trustees' fees and expenses	7,652
Reports to shareholders	63,538
Registration fees	73,498
Other	40,569
Total expenses before expense reductions	1,939,367
Expense reductions	(522,864)
Total expenses after expense reductions	1,416,503
Net investment income	5,188,237
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	2,299,102
Futures	(2,603,830)
Swap contracts	(868,093)
(1,172,821)
Change in net unrealized appreciation (depreciation) on: Investments	2,561,457
Futures	320,437
Swap contracts	80,524
2,962,418
Net gain (loss)	1,789,597
Net increase (decrease) in net assets resulting from operations	$6,977,834

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2010	2009
Operations: Net investment income	$5,188,237	$6,293,854
Net realized gain (loss)	(1,172,821)	(17,081,440)
Change in net unrealized appreciation (depreciation)	2,962,418	20,416,351
Net increase (decrease) in net assets resulting from operations	6,977,834	9,628,765
Distributions to shareholders from: Net investment income: Class A	(3,750,178)	(4,892,494)
Class B	(96,750)	(173,475)
Class C	(716,908)	(662,548)
Class S	(309,698)	(205,120)
Institutional Class	(403,955)	(361,898)
Total distributions	(5,277,489)	(6,295,535)
Fund share transactions: Proceeds from shares sold	60,193,316	65,120,922
Reinvestment of distributions	4,531,425	5,546,170
Cost of shares redeemed	(67,099,298)	(85,244,562)
Redemption fees	—	26,630
Net increase (decrease) in net assets from Fund share transactions	(2,374,557)	(14,550,840)
Increase (decrease) in net assets	(674,212)	(11,217,610)
Net assets at beginning of period	164,240,471	175,458,081
Net assets at end of period (including accumulated distributions in excess of net investment income of $198,778 and $96,519, respectively)	$163,566,259	$164,240,471

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Class A Years Ended October 31,	2010	2009		2008	2007		2006
Selected Per Share Data
Net asset value, beginning of period	$9.23	$9.00		$9.91	$9.91		$9.89
Income (loss) from investment operations: Net investment incomea	.31	.35		.41	.43		.41
Net realized and unrealized gain (loss)	.09	.23		(.90)	.00	*	.02
Total from investment operations	.40	.58		(.49)	.43		.43
Less distributions from: Net investment income	(.31)	(.35)		(.42)	(.43)		(.41)
Redemption fees	—	.00	*	.00 *	.00	*	.00	*
Net asset value, end of period	$9.32	$9.23		$9.00	$9.91		$9.91
Total Return (%)b,c	4.50	6.62		(5.19)	4.41		4.44
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	106	119		135	86		63
Ratio of expenses before expense reductions (%)	1.08	1.10		.95	1.14		1.03
Ratio of expenses after expense reductions (%)	.75	.70		.70	.70		.58
Ratio of net investment income (%)	3.28	3.91		4.22	4.31		4.16
Portfolio turnover rate (%)	101	177		181	230		198
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class B Years Ended October 31,	2010	2009		2008	2007		2006
Selected Per Share Data
Net asset value, beginning of period	$9.23	$9.00		$9.91	$9.91		$9.89
Income (loss) from investment operations: Net investment incomea	.24	.28		.34	.35		.35
Net realized and unrealized gain (loss)	.10	.23		(.91)	.00	*	.02
Total from investment operations	.34	.51		(.57)	.35		.37
Less distributions from: Net investment income	(.24)	(.28)		(.34)	(.35)		(.35)
Redemption fees	—	.00	*	.00 *	.00	*	.00	*
Net asset value, end of period	$9.33	$9.23		$9.00	$9.91		$9.91
Total Return (%)b,c	3.72	5.83		(5.91)	3.60		3.81
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	4		6	6		8
Ratio of expenses before expense reductions (%)	1.89	1.89		1.84	1.90		1.77
Ratio of expenses after expense reductions (%)	1.50	1.45		1.45	1.45		1.19
Ratio of net investment income (%)	2.53	3.16		3.47	3.56		3.55
Portfolio turnover rate (%)	101	177		181	230		198
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class C Years Ended October 31,	2010	2009		2008	2007		2006
Selected Per Share Data
Net asset value, beginning of period	$9.22	$8.99		$9.90	$9.90		$9.88
Income (loss) from investment operations: Net investment incomea	.24	.28		.34	.35		.35
Net realized and unrealized gain (loss)	.10	.23		(.91)	.00	*	.02
Total from investment operations	.34	.51		(.57)	.35		.37
Less distributions from: Net investment income	(.24)	(.28)		(.34)	(.35)		(.35)
Redemption fees	—	.00	*	.00 *	.00	*	.00	*
Net asset value, end of period	$9.32	$9.22		$8.99	$9.90		$9.90
Total Return (%)b,c	3.73	5.85		(5.92)	3.61		3.81
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27	26		21	21		24
Ratio of expenses before expense reductions (%)	1.80	1.81		1.74	1.87		1.79
Ratio of expenses after expense reductions (%)	1.50	1.46		1.45	1.45		1.19
Ratio of net investment income (%)	2.53	3.16		3.47	3.56		3.55
Portfolio turnover rate (%)	101	177		181	230		198
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class S Years Ended October 31,	2010	2009		2008	2007		2006
Selected Per Share Data
Net asset value, beginning of period	$9.24	$9.00		$9.91	$9.91		$9.89
Income (loss) from investment operations: Net investment incomea	.33	.37		.43	.45		.40
Net realized and unrealized gain (loss)	.09	.24		(.90)	.00	*	.01
Total from investment operations	.42	.61		(.47)	.45		.41
Less distributions from: Net investment income	(.33)	(.37)		(.44)	(.45)		(.39)
Redemption fees	—	.00	*	.00 *	.00	*	.00	*
Net asset value, end of period	$9.33	$9.24		$9.00	$9.91		$9.91
Total Return (%)b	4.75	7.01		(4.96)	4.67		4.29
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	7		4	1		.6
Ratio of expenses before expense reductions (%)	.79	.77		.75	1.15		.98
Ratio of expenses after expense reductions (%)	.50	.46		.45	.45		.71
Ratio of net investment income (%)	3.53	4.16		4.47	4.56		4.03
Portfolio turnover rate (%)	101	177		181	230		198
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Institutional Class Years Ended October 31,	2010	2009		2008	2007		2006
Selected Per Share Data
Net asset value, beginning of period	$9.24	$9.01		$9.92	$9.92		$9.90
Income (loss) from investment operations: Net investment incomea	.33	.37		.43	.45		.41
Net realized and unrealized gain (loss)	.10	.23		(.90)	.00	*	.02
Total from investment operations	.43	.60		(.47)	.45		.43
Less distributions from: Net investment income	(.33)	(.37)		(.44)	(.45)		(.41)
Redemption fees	—	.00	*	.00 *	.00	*	.00	*
Net asset value, end of period	$9.34	$9.24		$9.01	$9.92		$9.92
Total Return (%)b	4.76	6.90		(4.95)	4.64		4.47
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	9		11	18		19
Ratio of expenses before expense reductions (%)	.76	.76		.68	.82		.77
Ratio of expenses after expense reductions (%)	.50	.45		.45	.45		.56
Ratio of net investment income (%)	3.53	4.17		4.47	4.56		4.18
Portfolio turnover rate (%)	101	177		181	230		198
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Short Duration Fund (the "Fund") is a diversified series of DWS Advisor Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities are valued by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. The Fund had no securities on loan as of October 31, 2010.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2010, the Fund had a net tax basis capital loss carryforward of approximately $23,308,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2012 ($83,000), October 31, 2013 ($1,646,000), October 31, 2014 ($1,157,000), October 31, 2015 ($190,000), October 31, 2016 ($2,167,000), October 31, 2017 ($17,224,000) and October 31, 2018 ($841,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures and swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2010, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:
Undistributed ordinary income*	$102,530
Capital loss carryforwards	$(23,308,000)
Net unrealized appreciation (depreciation) on investments	$6,921,946

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended October 31,
	2010	2009
Distributions from ordinary income*	$5,277,489	$6,295,535

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Derivative Instruments

Interest Rate Swap Contracts. For the year ended October 31, 2010, the Fund entered into interest rate swap transactions to gain exposure to different parts of the yield curve while managing overall duration. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

A summary of the open interest rate swap contracts as of October 31, 2010 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2010, the Fund invested in interest rate swap contracts with a total notional amount generally indicative of a range from approximately $12,500,000 to $106,690,000.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. For the year ended October 31, 2010, the Fund bought or sold credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer, or to hedge the risk of default on Fund securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a US or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund also buys credit default swap contracts in order to hedge against the risk of a credit event on debt securities, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This is achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund.

The value of the credit default swap is adjusted daily and the change in value, if any, is recorded daily as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of October 31, 2010 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2010, the Fund invested in credit default swap contracts with a total notional amount generally indicative of a range from approximately $1,750,000 to $25,170,000.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. For the year ended October 31, 2010, the Fund entered into total return swap transactions to enhance potential gains. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statement of Operations.

A summary of the open total return swap contracts as of October 31, 2010 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2010, the Fund invested in total return swap contracts with a total notional amount generally indicative of a range from $6,200,000 to $7,000,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2010, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

There were no open futures contracts as of October 31, 2010. For the year ended October 31, 2010, the investment in futures contracts had a total notional value generally indicative of a range from $0 to approximately $78,012,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2010 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Swap Contracts
Interest Rate Contracts (a)	$130,771
Credit Contracts (a)	145,085
$275,856

Each of the above derivatives is located in the following Statement of Assets and Liabilities account:

(a) Unrealized appreciation on open swap contracts
Liability Derivatives	Swap Contracts
Interest Rate Contracts (a)	$(121,464)
Credit Contracts (a)	(24,962)
$(146,426)

Each of the above derivatives is located in the following Statement of Assets and Liabilities account:

(a) Unrealized depreciation on open swap contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(865,582)	$(2,603,830)	$(3,469,412)
Credit Contracts (a)	(2,511)	—	(2,511)
	$(868,093)	$(2,603,830)	$(3,471,923)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from swaps contracts and futures, respectively
Change in Net Unrealized Appreciation (Depreciation)	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$93,631	$320,437	$414,068
Credit Contracts (a)	(13,107)	—	(13,107)
	$80,524	$320,437	$400,961

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on swaps contracts and futures, respectively

C. Purchases and Sales of Securities

During the year ended October 31, 2010, purchases and sales of investment securities (excluding short-term investments and US Treasury securities) aggregated $146,524,719 and $151,895,929, respectively. Purchases and sales of US Treasury securities aggregated $15,264,099 and $15,202,763, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund's average daily net assets	.400%
Next $500 million of such net assets	.385%
Next $1.0 billion of such net assets	.370%
Over $2.0 billion of such net assets	.355%

For the period from November 1, 2009 through November 30, 2009, the Advisor had contractually agreed to waive 0.182% of its management fee.

For the period from November 1, 2009 through September 30, 2010, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.98%
Class B	1.73%
Class C	1.73%
Class S	.73%
Institutional Class	.73%

Effective October 1, 2010 through September 30, 2011, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.92%
Class B	1.67%
Class C	1.67%
Class S	.67%
Institutional Class	.67%

In addition, for the period from November 1, 2009 through October 31, 2010, the Advisor has voluntarily agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.75%
Class B	1.50%
Class C	1.50%
Class S	.50%
Institutional Class	.50%

This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

Accordingly for the year ended October 31, 2010, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $299,317 and the amount charged aggregated $357,034, which was equivalent to an annual effective rate of 0.218% of the Fund's average daily net assets.

In addition, the Advisor reimbursed $6,096 and $6,970 of sub-recordkeeping expenses for Class S and Institutional Class shares, respectively.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2010, the Administration Fee was $164,088, of which $13,972 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2010, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived
Class A	$87,110	$87,110
Class B	5,110	5,110
Class C	17,462	17,462
Class S	3,286	3,286
Institutional Class	1,945	1,945
	$114,913	$114,913

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2010, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2010
Class B	$27,957	$3,033
Class C	208,330	20,232
	$236,287	$23,265

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2010, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at October 31, 2010	Annual Effective Rate
Class A	$283,264	$78,174	$24,783	.18%
Class B	9,394	2,446	775	.19%
Class C	70,347	14,948	6,875	.20%
	$363,005	$95,568	$32,433

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2010, aggregated $15,664.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2010, the CDSC for the Class B and C shares aggregated $13,386 and $10,171, respectively. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $22,310, of which $9,263 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and other affiliated money market funds managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of the underlying money market funds. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Fund Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2010		Year Ended October 31, 2009
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,444,674	$22,633,488	4,769,268	$42,554,343
Class B	100,099	927,117	235,008	2,060,993
Class C	1,085,351	10,035,823	1,257,520	11,258,184
Class S	1,227,446	11,374,348	602,021	5,415,547
Institutional Class	1,641,957	15,222,540	428,271	3,831,855
		$60,193,316		$65,120,922
Shares issued to shareholders in reinvestment of distributions
Class A	380,432	$3,521,318	523,012	$4,636,938
Class B	8,254	76,418	14,764	130,772
Class C	54,463	503,747	49,610	440,706
Class S	21,545	199,739	16,297	145,341
Institutional Class	24,825	230,203	21,677	192,413
		$4,531,425		$5,546,170
Shares redeemed
Class A	(4,307,874)	$(39,887,401)	(7,359,958)	$(65,081,687)
Class B	(248,506)	(2,303,371)	(413,140)	(3,707,071)
Class C	(1,000,222)	(9,257,209)	(843,020)	(7,457,004)
Class S	(637,251)	(5,907,954)	(316,340)	(2,859,104)
Institutional Class	(1,049,868)	(9,743,363)	(694,568)	(6,139,696)
		$(67,099,298)		$(85,244,562)
Redemption fees		$—		$26,630
Net increase (decrease)
Class A	(1,482,768)	$(13,732,595)	(2,067,678)	$(17,865,848)
Class B	(140,153)	(1,299,836)	(163,368)	(1,515,040)
Class C	139,592	1,282,361	464,110	4,242,141
Class S	611,740	5,666,133	301,978	2,701,784
Institutional Class	616,914	5,709,380	(244,620)	(2,113,877)
		$(2,374,557)		$(14,550,840)

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Advisor Funds and Shareholders of DWS Short Duration Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Short Duration Fund (the "Fund") at October 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
Boston, Massachusetts December 21, 2010	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

A total of 3% of the dividends distributed during the fiscal year was derived from interest on US government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2010.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2010, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 2nd quartile, 4th quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (4th quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of October 31, 2010. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	123
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	123
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company3 (medical technology company); Lead Director, Belo Corporation3 (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	123
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		123
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	123
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	123
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007); Independent Director of Barclays Bank Delaware (since September 2010). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)
		123
William McClayton (1944) Board Member since 2004+	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	123
Rebecca W. Rimel (1951) Board Member since 1995
President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.2 (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care2 (January 2007-June 2007)
		123
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	123
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	123
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	126

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark6 (1965) President, 2006-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Ingo Gefeke7 (1967) Executive Vice President since 2010
Managing Director3, Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending. Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly, Global Chief Administrative Officer, Deutsche Asset Management (2004-2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999-2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo, Japan (1997-1998)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, April 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin9 (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso10 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby9 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New York 10154. In addition, Mr. Gefeke is an interested Board Member of certain DWS funds by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Gefeke receives no compensation from the fund.

8 Address: One Beacon Street, Boston, MA 02108.

9 Address: 280 Park Avenue, New York, New York 10017.

10 Address: 60 Wall Street, New York, New York 10005.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SDUAX	SDUBX	SDUCX	SDUSX	MGSFX
CUSIP Number	23339E 822	23339E 814	23339E 798	23339E 780	23339E 772
Fund Number	434	634	734	2334	557

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS SHORT DURATION FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund
Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2010	$58,002	$0	$0	$0
2009	$55,885	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers
The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
Fiscal Year October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2010	$7,500	$0	$0
2009	$2,000	$0	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures.

Non-Audit Services
The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2010	$0	$0	$100,000	$100,000
2009	$0	$0	$0	$0

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.
***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Short Duration Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark Michael G. Clark President

Date:	December 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	December 28, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 28, 2010